UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2016

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California  92705

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                                           Other Information.

Iteris, Inc. (the “Company”) is moving the date of the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to December 15, 2016 at 10:00 a.m. Pacific time in order to permit the consideration of a proposal at the Annual Meeting in addition to the proposals currently set forth in the Company’s preliminary proxy statement that was filed with the Securities and Exchange Commission (“SEC”) on September 12, 2016.   A revised proxy statement is expected to be filed with the SEC on or before November 8, 2016.

Stockholder proposals for the Annual Meeting or nominations of a person as a candidate for election to the Company’s Board of Directors must be received by the Company’s Secretary no later than October 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2016

ITERIS, INC.,
a Delaware corporation

	By:	/s/ Andrew C. Schmidt
Andrew C. Schmidt
Chief Financial Officer